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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 17, 1995

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                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       1-5664                  53-0085950
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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                                   FORM 8-K

ITEM 5. OTHER EVENTS

  The Registrant entered into a $225 million revolving line of credit with Marriott International, replacing the previous $630 million line of credit with Marriott International. The new line of credit bears interest at LIBOR plus 3% or 4%, depending on the amount drawn under the facility, and matures in June 1998.

ITEM 7. EXHIBIT

  (c) Exhibit

      (99) $225,000,000 Revolving Credit Line and Guarantee Reimbursement Agreement dated as of June 26, 1995 among Host Marriott Corporation as Borrower, Marriott International, Inc. as Lender, and Certain Subsidiaries of Host Marriott Corporation as Guarantors.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Host Marriott Corporation


                                           By: /s/ CHRISTOPHER G. TOWNSEND
                                               ---------------------------
                                                 Christopher G. Townsend
                                                Senior Vice President and
                                                         Secretary

Date: July 17, 1995

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